UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2021 (August 23, 2021)

ABRI SPAC I, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd., No. 1091
Beverly Hills, CA 90210

(Address of principal executive offices, including zip code)

(424) 732-1021

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant	ASPAU	Nasdaq Capital Market

Common Stock, par value $0.0001 per share	ASPA	Nasdaq Capital Market

Warrants, each exercisable for one share of Common Stock for $11.50 per share	ASPAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K filed by Abri SPAC I, Inc (the “Company”) on August 18, 2021 (the “Initial Form 8-K”), on August 12, 2021, the Company completed its initial public offering (the “IPO”) of 5,000,000 units the (“Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (the “Common Stock”) and one redeemable warrant (each, a “Warrant”), with each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File Nos. 333-257916). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000.

On August 19, 2021, the underwriters notified the Company of their intent to exercise of the over-allotment option in part and, on August 23, 2021, the underwriters purchased 733,920 additional Units (the “Additional Units”) at $10.00 per Additional Unit upon the closing of the over-allotment option, generating additional gross proceeds of $7,339,200.

As previously reported on the Initial Form 8-K, on August 13, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 276,250 units (“Private Units”) at a price of $10.00 per Private Unit, generating gross proceeds of $2,762,500. On August 23, 2021, simultaneously with the sale of the Additional Units, the Company consummated the sale of an additional 18,348 Private Units at $10.00 per additional Private Unit (the “Additional Private Units”), generating additional gross proceeds of $183,480. The Private Units are identical to the Units except as described on the Initial Form 8-K.

A total of $7,339,200 of the net proceeds from the sale of the Additional Units and the Additional Private Units was deposited in a trust account established for the benefit of the Company’s public stockholders, with Continental Stock Transfer & Trust Company acting as trustee, bringing the aggregate proceeds held in the Trust Account to $57,339,200.

An audited balance sheet as of August 12, 2021 reflecting receipt of the net proceeds from the IPO and the Private Placement, but not the net proceeds from the sale of the Additional Units, had been prepared by the Company and previously filed on a Current Report on Form 8-K on August 18, 2021. The Company’s unaudited pro forma balance sheet as of August 23, 2021 reflecting receipt of the net proceeds from the sale of the Additional Units is attached hereto as Exhibit 99.1.

A copy of the press release issued by the Company announcing the partial exercise of the underwriters’ over-allotment option is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Pro Forma Balance Sheet.

99.2	Press Release, dated August 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRI SPAC I, INC

	By:	/s/ Jeffrey Tirman
		Name:	Jeffrey Tirman
		Title:	Chief Executive Officer

Dated: August 27, 2021

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